RECLAMATION AND CLOSURE PROVISION	12 Months Ended
Dec. 31, 2022
Restructuring provision [abstract]
RECLAMATION AND CLOSURE PROVISION [Text Block]

8. RECLAMATION AND CLOSURE PROVISION

Changes to the reclamation and closure provision related to the Las Chispas Mine were as follows:

	2022	2021
Balance, beginning of year	$2,713	$-
Increase in estimated cash flows resulting from current activities	2,566	2,713
Changes in estimate	(988)	-
Accretion	243	-
Effect of changes in foreign exchange rates	56	-
Balance, end of year	$4,590	$2,713

The reclamation and closure cost provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

● The discount rate used in discounting the estimated reclamation and closure cost provision was 8.9% (2021 - 5.5%) during 2022 and is a risk-free rate based on the Bank of Mexico's 10 year bond rate.

● The majority of the expenditures are expected to occur in 2031 and 2032.

● A 1% change in the discount rate would result in an approximately $400 increase or decrease in the provision, while holding other assumptions consistent.

The undiscounted value of the reclamation and closure provision is estimated to be $11,158 (2021 - $4,357) which is calculated using a long-term inflation rate assumption of 4.6% (2021 - 3.0% to 4.5%).